Exhibit 99.1

authID Inc. Reports Financial and Operating Results for the Fiscal Year Ended December 31, 2023

●	Momentum drives $4 million in signed contract RPO value, a 4,800% increase over 2022

●	Accelerates realization of the Company’s original June 2024 signed contracts bARR target of $3 million by 6 months

Management to Host Conference Call Today at 5:30 p.m. EDT

DENVER, March 20, 2024 (GLOBE NEWSWIRE) -- authID Inc. (Nasdaq: AUID), a leading provider of innovative biometric identity verification and authentication solutions, today reported financial and operating results for the full year ended December 31, 2023.

Commenting on these results, Rhon Daguro, authID CEO, said,

“Our efforts in 2023—the strengthening of our financial foundation, addition of new identity domain sales and engineering talent, and application of a proven sales discipline to our engagements that generated a robust sales pipeline—have positioned authID for growth in biometric identity verification and authentication. Our momentum in booking contracts with bARR of $3 million in only six months, and not 12 months as originally planned, attests to the demand for our fast, accurate and user-friendly solutions that fight rampant authentication fraud attributed to compromised passwords and devices. Our patented identity life-cycle platform unleashes the speed and power of biometrics to ensure cyber-savvy enterprises “Know Who’s Behind the Device” for every customer or employee login and transaction, with seamless user convenience, in a market-leading 700 milliseconds.

“With generative AI predicted to increase the effectiveness and frequency of relentless phishing schemes, deepfakes and fraud attacks, authID’s multi-layered authentication platform defends against these attacks with best-in-class deepfake detection and seamless, trusted biometric authentication that together outperform the competition. Looking ahead, I am confident that authID will reward the trust of our valued investors with continued market momentum by growing our sales pipeline and realizing our 2024 bARR target of $9 million, a triple target over 2023.”

Financial Results for the 12 Months Ended December 31, 2023

The following highlights comprise results from continuing operations, including certain Non-GAAP measures:

●	Total revenue for the twelve months ended December 31, 2023 was $0.2 million, compared with total revenue for the twelve months ended December 31, 2022 of $0.5 million. The reduction was primarily attributed to revenue from a legacy authentication product that was discontinued in April 2022. Verified license revenue was unchanged at $0.2 million for both 2023 and 2022.

●	Operating expenses for the twelve-month period in 2023 declined by 52% to $10.9 million, compared with $22.8 million for 2022. The reduced expenditure reflects the Company’s cost-saving measures taken in the first half of 2023, resulting in lower headcount costs and lower third-party vendor costs.

●	Loss from continuing operations, for the twelve-month period in 2023 improved to $19.6 million, of which non-cash and one-time severance charges were $10.9 million. This compared with a net loss of $23.7 million, of which $12.3 million were non-cash and one-time severance charges, for 2022.

●	Net loss per share for continuing operations for the twelve months ended December 31, 2023 improved to $3.19, compared with $7.72 per share for the prior year.

●	Cash and cash equivalents as of December 31, 2023 were $10.2 million.

●	Adjusted EBITDA loss (Non-GAAP, as defined below) for Fiscal Year 2023 improved to $8.7 million, compared with $11.4 million, for 2022.

●	For the twelve months ended December 31, 2023, the Company secured gross and net amount of Booked Annual Recurring Revenue (bARR, Non-GAAP, as defined below) of $2.94 million compared to $0.23 million of bARR signed in 2022.

●	The Company’s Remaining Performance Obligation (“RPO”) as of December 31, 2023 was $4.03 million, representing the contractual commitments of signed customer contracts, which we anticipate recognizing as revenue over the next 3 years, as they go live. This represents a 4,800% increase compared to the $0.08 million of RPO (Deferred Revenue) of contracts signed in 2022.

●	The company also bolstered its financial position in 2023 by completing financing rounds in May and November 2023, securing a combined $17.6 million in gross proceeds and a debt-to-equity conversion of almost $9 million. These measures, combined with cost-cutting efforts and a July reverse stock split, helped authID regain compliance with Nasdaq listing rules and provided the capital needed to secure critical identity-domain experts and deliver on product innovation. The impact of the stock split on capital structure has been retroactively applied to all periods presented herein.

Refer to Table 1 for reconciliation of net loss to Adjusted EBITDA (a non-GAAP measure).

Operational Highlights for 2023 and recent months

Continued Daguro, “Our best of breed team for sales and execution, steeped in identity knowledge, has continually set and surpassed high sales goals, validated strong market demand and fit for our biometric identity products. We have delivered significant customer wins for both workforce and consumer use-cases, across financial services, healthcare, and the digital economy,” said Rhon Daguro, CEO of authID. “We remain committed to delivering product innovation that stays ahead of fraud trends and amplifies our thought leadership with our customers.”

●	Strengthened its management expertise with the appointment of Rhon Daguro as CEO, the reconstitution of its Corporate Board of Directors, and the August appointment of Ed Sellitto as CFO.

●	Positioned for strong growth in biometric identity verification and authentication by adding new identity domain talent with the appointment of new Sales leaders in July 2023 and additional expertise in sales, customer success and engineering in January 2024. Hiring proven expertise in sales management and deep identity domain knowledge will be instrumental in strengthening our market position, accelerating authID’s growth trajectory, and increasing shareholder value.

●	Signed new customer contracts valued in the aggregate at $3 million in bARR including:

○	ABM Industries, a Fortune 500 company and one of the world’s largest providers of facility services and solutions, is deploying authID’s biometric services for shared enterprise devices for their more than 100,000 employees. In October, ABM was presented with the CSO50 Award for innovation in passwordless biometric authentication, reflecting independent affirmation of the value of authID’s solutions.

○	Various financial services companies including an international digital wallet provider, a multi-national money remittance and lending services company and a digital bank using authID’s biometric authentication platform to stop identity fraud and account takeover with automated digital customer onboarding and passwordless authentication.

○	An international recruitment platform and a healthcare services provider to gain higher identity assurance during the onboarding of trusted candidates and patients.

○	Leading digital technology companies, including an entertainment social commerce platform, a mobile application provider committed to advancing responsible firearm ownership, and an online service provider of verified identities to ensure safe online interactions, partnered with authID to stop fraud and eliminate account takeover.

●	Advanced our market positioning at the forefront of accuracy and speed with investment in our life-cycle identity platform that fortified our document-based identity verification, streamlined the document and selfie capture, and delivered easy to use self-service onboarding workflows for our workforce customers.

●	Selected for the second straight year as “Best ID Management Platform” in the annual awards program conducted by FinTech Breakthrough, an independent market intelligence organization that recognizes the top companies, technologies and products in the global Fintech market today.

●	Renewed our ISO 27001:2013 Certification for Information Security Management Systems (ISMS), providing independent validation that authID has met a rigorous framework of security management standards for ensuring the confidentiality, integrity, and availability of its biometric authentication platform.

Today’s Webcast

The Company will host a webcast today at 5:30 p.m. EDT to discuss the financial results and provide a corporate update. A question-and-answer session will follow management’s presentation.

To join the webcast, investors must register here: authID FY2023 Results Webcast Registration. Please note the webcast will use the Zoom Events platform. Participants are advised to pre-register with a validated email address OR your existing Zoom account. Registrants will receive a confirmation email and calendar notice to add the meeting to your calendar.

A replay of the event and a copy of the presentation will also be available for 90 days via authID’s Investor Relations news and events web page at: https://investors.authid.ai/news-and-events/events-and-presentations

About authID Inc.

authID (Nasdaq: AUID) ensures cyber-savvy enterprises “Know Who’s Behind the Device” for every customer or employee login and transaction. Through its easy-to-integrate, patented, biometric identity platform, authID quickly and accurately verifies a user’s identity, eliminating any assumption of ‘who’ is behind a device and preventing cybercriminals from taking over accounts. authID combines digital onboarding, FIDO2 login, and biometric authentication and account recovery, with a fast, accurate, user-friendly experience – delivering identity verification in 700ms. Establishing a biometric root of trust for each user that is bound to their accounts and provisioned devices, authID stops fraud at onboarding, eliminates password risks and costs, and provides the faster, frictionless, and more accurate user identity experience demanded by operators of today’s digital ecosystems. For more information, visit authID.ai.

Forward-looking Statements

This Press Release includes “forward-looking statements.” All statements other than statements of historical facts included herein, including, without limitation, those regarding the future results of operations, growth and sales, booked Annual Recurring Revenue (bARR), Annual Recurring Revenue (ARR), cash flow, cash position and financial position, business strategy, plans and objectives of management for future operations of both authID Inc. and its business partners, are forward-looking statements. Such forward-looking statements are based on a number of assumptions regarding authID’s present and future business strategies, and the environment in which authID expects to operate in the future, which assumptions may or may not be fulfilled in practice. Actual results may vary materially from the results anticipated by these forward-looking statements as a result of a variety of risk factors, including the Company’s ability to attract and retain customers; successful implementation of the services to be provided under new customer contracts; the Company’s ability to compete effectively; changes in laws, regulations and practices; changes in domestic and international economic and political conditions, the as yet uncertain impact of the wars in Ukraine and the Middle East, inflationary pressures, increases in interest rates, and others. See the Company’s Annual Report on Form 10-K for the Fiscal Year ended December 31, 2023 filed at www.sec.gov and other documents filed with the SEC for other risk factors which investors should consider. These forward-looking statements speak only as to the date of this release and cannot be relied upon as a guide to future performance. authID expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this release to reflect any changes in its expectations with regard thereto or any change in events, conditions, or circumstances on which any statement is based.

Investor Relations Contact

Ed Sellitto
Chief Financial Officer
investor-relations@authID.ai

Non-GAAP Financial Information

The Company provides certain non-GAAP financial measures in this statement. These non-GAAP key business indicators, which include Adjusted EBITDA, bARR and ARR should not be considered replacements for and should be read in conjunction with the GAAP financial measures.

Management believes that Adjusted EBITDA, when viewed with our results under GAAP and the accompanying reconciliations, provides useful information about our period-over-period results. Adjusted EBITDA is presented because management believes it provides additional information with respect to the performance of our fundamental business activities and is also frequently used by securities analysts, investors, and other interested parties in the evaluation of comparable companies. We also rely on Adjusted EBITDA as a primary measure to review and assess the operating performance of our company and our management.

We define Adjusted EBITDA as GAAP net loss adjusted to exclude: (1) interest expense, (2) interest income, (3) provision for income taxes, (4) depreciation and amortization, (5) stock-based compensation expense (stock options) and (6) certain other items management believes affect the comparability of operating results. Other items included the following:

●	Conversion expense of $7.5 million in 2023 and $0 in 2022

●	Severance cost of $0.9 million in 2023 and $0.2 million in 2022

●	Impairment loss of $0 in 2023 and $1.1 million in 2022

●	Loss on debt extinguishment of $0.4 million in 2023 and $0 in 2022

Please see Table 1 below for a reconciliation of Adjusted EBITDA – continuing operations to net loss – continuing operations, the most directly comparable financial measure calculated and presented in accordance with GAAP.

Table 1

Reconciliation of Loss from continuing operations to Adjusted EBITDA continuing operations

	For the Year Ended December 31,
	2023	2022

Loss from continuing operations	$(19,617,969)	$(23,675,310)

Addback:

Interest expense	1,108,458	1,359,954
Other expense (income)	(98,230)	37,221
Conversion expense	7,476,000	-
Loss on debt extinguishment	380,741	-
Severance cost	855,279	150,000
Depreciation and amortization	255,858	749,900
Non-cash recruiting fees	438,000	-
Impairment losses	-	1,101,867
		-
Taxes	2,864	7,670
Stock compensation	487,398	8,870,168
Adjusted EBITDA continuing operations (Non-GAAP)	$(8,711,601)	$(11,398,530)

Management believes that bARR and ARR, when viewed with our results under GAAP, provide useful information about the direction of future growth trends of the Company’s revenues. We also rely on bARR as one of a number of primary measures to review and assess the sales performance of our Company and our management team in connection with our executive compensation. The Company defines Booked Annual Recurring Revenue or bARR, as the amount of annual recurring revenue represented by the estimated amounts of annual recurring revenue we believe will be earned under such contracted orders, looking out eighteen months from the date of signing of each customer contract. The net amount of bARR reflects the deduction of the bARR of contracts previously included in reported bARR, which were subject to attrition during the quarter. The gross and net amount of bARR signed in 2023 was $2.9 million, compared to $0.23 million of bARR signed in 2022.

The company defines Annual Recurring Revenue or ARR, as the amount of recurring revenue derived from sales of our Verified products during the last three months of the relevant period as determined in accordance with GAAP, multiplied by four. The amount of ARR as of December 31, 2023 was $0.20 million, compared to $0.18 million as of December 31, 2022.

bARR may be distinguished from ARR, as bARR does not take specifically into account the time to implement any contract for Verified, nor for any ramp in adoption, or seasonality of usage of the Verified products but is based on the assumption that 18 months after signing these matters will have been generally resolved. Furthermore, bARR is based on estimates of future revenues under particular contracts, whereas ARR, whilst also forward looking, is based on historical revenues recognized in accordance with GAAP during the relevant period. bARR and ARR have limitations as analytical tools, and you should not consider them in isolation from, or as a substitute for, analysis of our results as reported under GAAP. Some of these limitations are:

●	bARR & ARR should not be considered as predictors of future revenues but only as indicators of the direction in which revenues may be trending. Actual revenue results in the future as determined in accordance with GAAP may be significantly different to the amounts indicated as bARR or ARR at any time.

●	bARR and ARR are to be considered “forward looking statements” and subject to the same risks, as other such statements (see note on “Forward Looking Statements” below).

●	bARR & ARR only include revenues from sale of our Verified and Proof products and not other revenues.

●	bARR & ARR do not include amounts we consider as non-recurring revenues (for example one-off implementation fees).

AUTHID INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Year Ended December 31,
	2023	2022
Revenues:
Verified software license	$186,171	$156,646
Legacy authentication services	4,118	370,769
Total revenues, net	190,289	527,415

Operating Expenses:

General and administrative	7,882,194	14,676,938
Research and development	2,800,373	6,269,175
Depreciation and amortization	255,858	749,900
Impairment losses	-	1,101,867
Total operating expenses	10,938,425	22,797,880

Loss from continuing operations	(10,748,136)	(22,270,465)

Other (Expense) Income
Interest expense, net	(1,108,458)	(1,359,954)
Other income (expense), net	98,230	(37,221)
Conversion expense	(7,476,000)	-
Loss on extinguishment of debt	(380,741)	-
Other (expense) income, net	(8,866,969)	(1,397,175)

Loss from continuing operations before income taxes	(19,615,105)	(23,667,640)

Income tax expense	(2,864)	(7,670)

Loss from continuing operations	(19,617,969)	(23,675,310)

Gain (loss) from discontinued operations	1,524	(366,663)
Gain (loss) on sale of discontinued operations	216,069	(188,247)
Total gain (loss) from discontinued operations	217,593	(554,910)

Net loss	$(19,400,376)	$(24,230,220)

Net Loss Per Share - Basic and Diluted
Continuing operations	$(3.19)	$(7.72)
Discontinued operations	$0.04	$(0.18)

Weighted Average Shares Outstanding - Basic and Diluted	6,153,881	3,065,365

AUTHID INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2023	2022
ASSETS
Current Assets:
Cash	$10,177,099	$3,237,106
Accounts receivable, net	91,277	261,809
Deferred contract costs	157,300	-
Other current assets	476,004	729,342
Current assets held for sale	-	118,459
Total current assets	10,901,680	4,346,716

Other Assets	-	250,383
Intangible Assets, net	327,001	566,259
Goodwill	4,183,232	4,183,232
Non-current assets held for sale	-	27,595
Total assets	$15,411,913	$9,374,185

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$1,408,965	$1,154,072
Deferred revenue	131,628	81,318
Deferred contract liability	124,150	-
Current liabilities held for sale	-	13,759
Total current liabilities	1,664,743	1,249,149
Non-current Liabilities:
Convertible debt, net	224,424	7,841,500
Deferred Severance	325,000	-
Total liabilities	2,214,167	9,090,649

Commitments and Contingencies (Note 12)

Stockholders’ Equity:
Common stock, $0.0001 par value, 250,000,000 shares authorized; 9,450,220 and 3,179,789 shares issued and outstanding as of December 31, 2023 and 2022, respectively	945	318
Additional paid in capital	172,714,712	140,257,448
Accumulated deficit	(159,530,535)	(140,130,159)
Accumulated comprehensive income	12,624	155,929
Total stockholders’ equity	13,197,746	283,536
Total liabilities and stockholders’ equity	$15,411,913	$9,374,185